UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2009

NOBLE MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-150483	20-0587718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars
Suite 2550
Los Angeles, California  90067
(Address of principal executive offices including zip code)

(310) 601-2500
(Registrant’s telephone number, including area code)

4430 Noble Avenue - Apartment 201
Sherman Oaks, California 91403
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Changes in Control of Registrant.

On February 6, 2009, Trinad Capital Master Fund, Ltd., an exempted Cayman Island Corporation, with an address at 2121 Avenue of the Stars, Suite 2550, Los Angeles, California 90067 (“Trinad”), entered into (i) a Stock Purchase Agreement (the “Stock Purchase Agreement”) with certain stockholders (the “Sellers”) of Noble Medical Technologies, Inc. (the “Company”) listed on Schedule A of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and (ii) a Securities Purchase Agreement with Richard Krutosik, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference (the “Securities Purchase Agreement”, and collectively with the Stock Purchase Agreement, the “Purchase Agreements”). Pursuant to the terms of the Purchase Agreements, the Sellers and Mr. Krutosik agreed to sell to Trinad an aggregate of 3,978,600 shares (the “Shares”) of the Company’s common stock, $.0001 par value per share (“Common Stock”), representing 95% of the issued and outstanding Common Stock of the Company as of February 6, 2009 (the “Closing”). In consideration of the purchase of the Shares, Trinad paid at Closing an aggregate amount of $311,868.69, pursuant to and in accordance with the terms of the Purchase Agreements. The source of such capital was Trinad’s working capital. The managing members of Trinad Management, LLC, the investment manager of Trinad, are Robert S. Ellin and Jay A. Wolf.

The sale of the Shares to Trinad, an accredited investor, was made pursuant to the exemptions from registration afforded by Section 4(1) of the Securities Act of 1933, as amended.

At the time of the Change in Control, Trinad became the beneficial owner of 3,978,600 shares of Common Stock of the Company. This amount represents 95% of the total voting securities of the Company’s currently issued and outstanding shares of Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Purchase Agreements, effective upon the Closing (a) Richard Krutosik resigned as the Company’s Chief Executive Officer, President and sole director, (b) the total number of the members of the board of directors (the “Board”) was increased to three and Robert S. Ellin, Jay A. Wolf and Charles Bentz were appointed as directors of the Board to serve until the next annual stockholders meeting and until their respective successors are duly elected and qualified, (c) Robert S. Ellin was appointed President of the Company (d) Jay A. Wolf was appointed Chairman and Chief Executive Officer of the Company, and (e) Charles Bentz was appointed Chief Financial Officer and Secretary of the Company.

Background of Directors and Officers:

Robert S. Ellin, 43, is a Managing Member of Trinad Capital Master Fund, Ltd. and a Managing Member of Trinad Management, LLC, a company which is principally engaged in the business of managing the investments of Trinad Capital Master Fund, Ltd. Mr. Ellin currently serves as a member of the board of directors of Command Security Corporation (CMMD), ProLink Holdings Corporation (PLKH), New Motion, Inc. (NWMO), Zane Acquisition I, Inc., Zane Acquisition II, Inc., Lateral Media, Inc. (LTLM), Zoo Entertainment, Inc. (ZOOE) and Mandalay Media, Inc. (MNDL). Mr. Ellin also serves on the Board of Governors at Cedars-Sinai Hospital. Prior to joining Trinad Capital Fund, Ltd., Mr. Ellin was the founder and President of Atlantis Equities, Inc., a personal investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public company as well as select private company investments. Mr. Ellin frequently played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, Mr. Ellin spearheaded investments into ThQ, Inc. (THQI), Grand Toys (GRIN), Forward Industries, Inc. (FORD) and completed a leveraged buyout of S&S Industries, Inc. where he also served as President from 1996 to 1998. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and prior to that he was the Manager of Retail Operations at Lombard Securities. Mr. Ellin received a Bachelor of Arts from Pace University.

Jay A. Wolf, 35, is a Managing Member of Trinad Capital Master Fund, Ltd. and a Managing Member of Trinad Management, LLC, a company which is principally engaged in the business of managing the investments of Trinad Capital Master Fund, Ltd. Mr. Wolf currently serves as a member of the board of directors of ProLink Holdings Corporation (PLKH), Zane Acquisition I, Inc., Zane Acquisition II, Inc., Lateral Media, Inc. (LTLM), Zoo Entertainment, Inc. (ZOOE), Mandalay Media, Inc. (MNDL), Hythiam, Inc. (HYTM) and Xcorporeal, Inc. (XCR). Mr. Wolf has ten years of investment and operations experience in a broad range of industries. Mr. Wolf is a co-founder of Trinad Capital, L.P., where he has served as a managing director since its inception in 2003. Prior to founding Trinad Capital L.P., Mr. Wolf served as the Executive Vice-President of Corporate Development for Wolf Group Integrated Communications where he was responsible for the company’s acquisition program. Prior to that he worked at Canadian Corporate Funding, a Toronto-based merchant bank, in the senior debt department and subsequently for Trillium Growth Capital, the Canadian Corporate Funding’s venture capital fund. Mr. Wolf received a Bachelor of Arts from Dalhousie University.

Charles Bentz, 45, has 20 years of accounting and administrative experience and he is a Certified Public Accountant.  Mr. Bentz is the Chief Financial Officer of Trinad Management, LLC, a company which is principally engaged in the business of managing the investments of Trinad Capital Master Fund, Ltd. and the Chief Financial Officer of Lateral Media, Inc. (LTLM). Prior to joining Trinad Management, LLC in December of 2006, Mr. Bentz was the Vice President and Controller of Fletcher Asset Management from October 2005 to May 2006, Vice President, Controller and Head of Fund Administration & Compliance of the Reserve Funds from July 2003 to July 2005,  Vice President and head of Fund Administration & Compliance of BlackRock Inc., Vice president and Controller of HHF Acquisition Corp. and Associate Vice President of Prudential Mutual Fund Management. Mr. Bentz is the Chief Financial Officer of Zane Acquisition I, Inc.,  Zane Acquisition II, Inc., Lateral Media, Inc. and Zoo Entertainment, Inc. Mr. Bentz began his career at Deloitte & Touche and received a Bachelor of Science in Accounting from Villanova University.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Stock Purchase Agreement, dated as of February 6, 2009.
10.2	Securities Purchase Agreement, dated as of February 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Medical Technologies, Inc.

Date: February 12, 2009	/s/ Charles Bentz
Charles Bentz
Chief Financial Officer